UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Amendment No. 3

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2009

Asian Trends Media Holdings, Inc.

(Exact name of registrant as specified in charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-52020 (Commission File Number)	90-0201309 (I.R.S. Employer Identification No.)

Suite 1902, 19th Floor, Tower II, Kodak House, Quarry Bay, Hong Kong (Address of Principal Executive Offices)	N/A (Zip Code)

Registrant’s telephone number, including area code:  852-2889-0183

Clifford China Estates Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOTE:  This FORM 8K/A is being re-filed to include the exhibit referenced in Item 9.01

ITEM 4.01.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 11, 2009, GHP Horwath, P.C.  (“Horwath”) was dismissed as the Registrant’s independent registered public accounting firm. On the same date, March 11, 2009, the accounting firm of Madsen & Associates CPA’s, Inc (“Madsen”) was engaged as the Registrant’s new independent registered public accounting firm. The Registrant’s Board of Director’s approved both the dismissal of Horwath and the engagement of Madsen on March 11, 2009.

The report of Horwath on the consolidated financial statements of Asia Trends Media Holdings, Inc. (then known as Clifford China Estates, Inc.) as of and for the years ended December 31, 2007 and December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles for either of the years ended December 31, 2006 and 2007 as described under Item 304 (a)(1)(ii) of Item 304 of Regulation S-K.

Since January 9, 2008, during the period that Horwath was the Registrant’s independent registered public accounting firm, the Registrant (or someone on its behalf) had not consulted with Madsen, or any other auditor, regarding any accounting or audit concerns for the two most recent years and the subsequent interim period through the date the firm was engaged, to include, but not by way of limitation, those stated in Item 304 of Regulation S-K.  Madsen had served as the auditor of Elite Artz, Inc., (a predecessor company under separate management and having separate operations) to the Registrant from January 1, 2005 to January 9, 2008.

During the Registrant’s two most recent fiscal years ended December 31, 2007 and 2006, and through the date of dismissal, the Registrant has not had any disagreements with Horwath, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to said accountants' satisfaction, would have caused it to make reference to the subject matter of the disagreements(s) in connection with its report.  Additionally, there have been no reportable events within the meaning set forth in Item 304 of Regulation S-K.

The Registrant has provided Horwath with a copy of this Current Report on Form 8-K/A before it was filed and requested that Horwath furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Horwath’s letter dated March 25, 2009 is filed as Exhibit 16 to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits
	16.1	Letter from GHP Horwath, P.C. will be filed as an exhibit within ten days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asian Trends Media Holdings, Inc.

	By:	/s/ Zhi Jian Zeng
Dated: April 1, 2009		Name: Zhi Jian Zeng
Title: Chief Executive Officer